UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (date of earliest event reported): September 4, 2003


                             HEALTHSOUTH Corporation
                             -----------------------
             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

                               1-10315 63-0860407
           (Commission File Number) (IRS Employer Identification No.)


               One HealthSouth Parkway, Birmingham, Alabama 35243
          (Address of Principal Executive Offices, Including Zip Code)


                                 (205) 967-7116
              (Registrant's Telephone Number, Including Area Code)



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ITEM 9. Regulation FD Disclosure.

         On September 4, 2003, representatives of HEALTHSOUTH Corporation will begin providing to HEALTHSOUTH employees a letter to be used to update employees on HEALTHSOUTH compensation plans and recent developments at HEALTHSOUTH. We are furnishing the text of this letter pursuant to the Securities and Exchange Commission's Regulation FD. This information is furnished pursuant to Item 9 of Form 8-K and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section, unless we specifically incorporate it by reference in a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934. By filing this report on Form 8-K and furnishing this information, we make no admission as to the materiality of any information in this report that is required to be disclosed solely by reason of Regulation FD.

         The information contained in the letter is summary information that is intended to be considered in the context of our SEC filings and other public announcements that we may make, by press release or otherwise, from time to time. We undertake no duty or obligation to publicly update or revise the information contained in this report, although we may do so from time to time as our management believes is warranted. Any such updating may be made through the filing of other reports or documents with the SEC, through press releases or through other public disclosure.

         The information presented in this report (including the letter) includes forward-looking statements in addition to historical information. These statements involve known and unknown risks and relate to future events, our future financial performance or our projected business results. In some cases, you can identify forward-looking statements by terminology such as "may," "will," "should," "expects," "plans," "anticipates," "believes," "estimates," "predicts," "targets," "potential" or "continue" or the negative of these terms or other comparable terminology. Such forward-looking statements are necessarily estimates based upon current information, involve a number of risks and uncertainties and are made pursuant to the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. Actual events or results may differ materially from the results anticipated in these forward-looking statements as a result of a variety of factors. While it is impossible to identify all such factors, factors which could cause actual results to differ materially from those estimated by us include: the investigations by the Department of Justice, the SEC and other governmental agencies into our financial reporting and related activity calling into question the accuracy of our previously filed financial statements; our statement that, as a result of the investigations, our previously filed financial statements should no longer be relied upon and we may restate our prior financial statements; the withdrawal by our former accountants of their audit reports on all of our previously filed financial statements; the outcome of pending litigation filed against us; significant changes in our management team; our ability to successfully amend, restructure and/or renegotiate our existing indebtedness or cure or receive waivers of the events of default under such agreements, the failure of which may result in our filing of a voluntary petition for bankruptcy; our ability to continue to operate in the ordinary course and manage our relationships with our creditors, including our lenders, bondholders, vendors and suppliers, employees and patients; changes, delays in or suspension of reimbursement for our services by governmental or private payors; changes in the regulation of the healthcare industry at either or both of the federal and state levels; changes to or delays in the implementation of the prospective payment system for inpatient rehabilitation services; competitive pressures in the healthcare industry and our response thereto; our ability to obtain and retain favorable arrangements with third-party payors; general conditions in the economy and capital markets; and other factors which may be identified from time to time in our SEC filings and other public announcements.

         The text of the letter is as follows:


                                 [LOGO OMITTED]

September 4, 2003



Dear HealthSouth Employee,

Thanks to your ongoing support, HealthSouth continues our operational and financial recovery. As a further, tangible sign of our progress, we are pleased to announce that we are once again in a position to invest in our most important assets - our dedicated and hard-working employees. Accordingly, we are moving forward with the annual merit raises, which will be effective company-wide next month. In addition, we have reviewed the facility-based incentive programs for each division and have made decisions about past due bonuses and new plans for the future. Please note that all of the facility-based incentive plans outlined in this letter are strictly designed to reward the thousands of employees who impact patient care on a daily basis - corporate senior executives are not included in any of these incentive programs.

Employees who earned bonuses under the Facility Incentive Plan (FIP) that was in place last year will be paid in full for all divisions. You will be receiving more details about these payments from your divisional leadership in the near future.

The timing of payments under the former FIP is dependent on the completion of PricewaterhouseCoopers' forensic review of each division's financials. The forensic review of the surgery center division is largely complete and these employees can expect their bonus checks by the end of September. PwC has indicated that the forensic reviews for the diagnostic and both the inpatient and outpatient rehabilitation divisions are taking more time than originally anticipated, but we expect these reviews will be completed in the next couple of months. These employees should receive their checks in time for the holidays in December.

In addition, new incentive plans have been developed for each division and customized to reflect and support divisional business needs and goals. We have worked closely with the company's divisional leadership to create plans that properly incentivize our hard-working employees across the country.

The new plans for both the inpatient rehabilitation and surgery center divisions will go into effect in January 2004. These two divisions continue to enjoy solid business prospects and profitability. As we've mentioned before, HealthSouth's diagnostic and outpatient rehabilitation businesses, however, are facing persistent market challenges that we are addressing through a variety of means. We are focused on growing these two divisions and, as a means of providing an immediate "shot-in-the-arm" to them, we are implementing a new incentive plan for the outpatient rehabilitation division effective Sept. 1, 2003 and for the diagnostics division effective Sept. 15, 2003. Details of these new incentive plans will be sent to the respective facilities in the near future.

We are also developing an incentive plan for non-division-specific employees, which will be announced at a later date for implementation in January 2004.

We know that HealthSouth provides a valuable service to the tens of thousands of patients we serve every day, and we would not succeed without the efforts of our employees across the country. We appreciate your support and dedication as we move forward and continue to provide quality healthcare to our patients. If you have questions, please e-mail them to employeehotline@healthsouth.com. We will continue to keep you informed of our progress.

Sincerely,


Joel C. Gordon                              Robert P. May
Interim Chairman of the Board               Interim Chief Executive Officer


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                             HEALTHSOUTH CORPORATION


                             By:      /s/ GUY SANSONE
                                      --------------------------------------
                                      Name:  Guy Sansone
                                      Title:  Acting Chief Financial Officer


   Dated: September 4, 2003